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                                                                    EXHIBIT 99.5

                         REGISTRATION RIGHTS AGREEMENT
                         -----------------------------

     This Registration Rights Agreement, dated as of April 6, 1995 (this "Agreement"), is among E.I. du Pont de Nemours and Company, a Delaware corporation (the "Company"), The Seagram Company Ltd., a Canadian corporation ("S"), and JES Developments, Inc., a Delaware corporation and a wholly-owned subsidiary of S ("Subsidiary").

     WHEREAS, pursuant to an Agreement, of even date herewith (the "Redemption Agreement"), among the Company, S and Subsidiary, Subsidiary is transferring to the Company certain shares of Common Stock, par value $0.60 per share, of the Company (the "Common Stock"), in part in exchange for Warrants (as defined in the Redemption Agreement); and

     WHEREAS, in connection with the Redemption Agreement, the Company, S and Subsidiary have agreed to enter into this registration rights agreement.

     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, the parties hereto hereby agree as follows.

          Section 1.  Definitions.
                      -----------

               (a) Capitalized terms used but not defined in this Agreement have the meanings assigned to such terms in the Redemption Agreement.

               (b) "Holder" means any holder of Registrable Securities (other than the Company).

               (c) "Registrable Securities" means each of the following: (i) the Warrants; (ii) any shares of Common Stock or other securities issued upon exercise of the Warrants; (iii) the Retained Shares; and (iv) any other securities of the Company issued in respect of any of the foregoing securities, by way of stock dividend, stock split or other distribution, recapitalization or reclassification. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities if (i) any Disposition of such securities shall have been effected (other than a Disposition pursu-
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ant to Section 5.3(a) of the Redemption Agreement); (ii) a registration statement with respect to such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement; or (iii) such securities shall have ceased to be outstanding or, in the case of any Warrants and any shares of Common Stock or other securities issuable upon exercise of such Warrants, such Warrants shall have expired unexercised.

               (d) "S Securities" means any options, rights, warrants or securities issued by S or an Affiliate thereof.

               (e) "SEC" means the United States Securities and Exchange Commission.

               (f) "Securities Act" means the Securities Act of 1933, as amended.

          Section 2.  Request for Registration.
                      ------------------------

               (a) At any time after the date hereof, S may make a written request to the Company for registration under the Securities Act with respect to all or part of the Registrable Securities (a "Registration"); provided, that in
                                                              --------
the case of Registrable Securities consisting of securities other than Warrants, the Company shall not be required to effect a Registration of part of such Registrable Securities unless the Registrable Securities requested to be registered have a fair market value of at least $500 million; provided, further,
                                                              --------  -------
that in the case of Warrants, the Company shall not be required to effect a Registration of part of such Warrants unless the Warrants requested to be registered have a fair market value of at least $40 million. For purposes of this Section 2, the fair market value of Registrable Securities shall be based on the closing price per share or per unit of such Registrable Securities during the 20 consecutive trading days immediately preceding the Company's receipt of the request for a Registration of such Registrable Securities. The closing price for each such day shall be the last sale price regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices regular way, in either case on the New York Stock Exchange, or, if such Registrable Securities are not listed or admitted to trading on such exchange, on the principal national securities exchange on which such Registrable Securities are listed or admitted to trading, or if such Registrable Securities are not listed or admitted to trading on any national securities exchange but are designated as national market system securities by the National Association of Securities Dealers ("NASD"), the last sale price, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, in either case as reported on the NASD Automated Quotation/National Market System, or, if the Registrable Securities are not so designated as national market system securities, the average of the highest reported bid and lowest reported asked prices as furnished by the NASD or similar organization if the NASD is no longer reporting such information. If none of the foregoing market data is available for the Warrants, the fair market value of the Warrants shall be determined by two nationally recognized investment banking firms, one firm to be selected by each of S and the Company, or in the event such firms are unable to agree, by a third nationally recognized investment banking firm selected by such firms. Such determination shall be made using the valuation methodology set forth in Exhibit H to the Redemption Agreement and such fair market value shall be as of the date of the Company's receipt of the request for a Registration of such Warrants. In connection with any determination of fair market value pursuant to this Section 2(a), each party will bear the fees and expenses of the investment banking firm selected by it and the parties will bear equally the fees and expenses of any third investment banking firm. No request for registration shall be made pursuant to this Section 2(a), (x) in respect of any Registrable Securities unless S believes in good faith, based on consultation with the proposed managing underwriter (or, if none has then been chosen, a nationally recognized investment bank), that S or its Affiliates will be able to sell such Registrable Securities (or S Securities exchangeable or exercisable therefor) pursuant to such registration and (y) except with respect to Retained Shares, prior to May 15, 1996.

               (b) Each Registration (other than a Shelf Registration permitted by subsection (d) below) shall be effected through an offering underwritten on a "firm commitment" basis by one or more nationally recognized investment banking firms (an "Underwritten Registration").

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               (c)  If S or an Affiliate thereof offers any options, rights, warrants or other securities issued by S or an Affiliate thereof that are offered with, or convertible into or exercisable or exchangeable for any Registrable Securities (an "S Offering"), then such Registrable Securities shall be eligible for Registration hereunder.

               (d) At the request of S, a Registration shall be a shelf registration pursuant to Rule 415 under the Securities Act or any successor rule thereto (a "Shelf Registration"); provided that such Shelf Registration relates
                                  --------
to (i) Registrable Securities issuable upon exercise of Non-S Warrants (as such term is defined in the Warrant Agreement); (ii) Registrable Securities which are deliverable by S or any of its Affiliates upon conversion, exercise or exchange of S Securities previously sold; (iii) S Warrants which S or any of its Affiliates has the right to dispose of following the Company's failure to exercise its right to purchase such S Warrants pursuant to Section 5.4(I) of the Redemption Agreement; or (iv) any other Registrable Securities deliverable by S or any of its Affiliates upon conversion, exercise or exchange of S Securities which are themselves being registered on a shelf registration.

          Section 3.  Number of Registrations.  The Company shall not be
                      -----------------------
obligated to effect more than (i) ten Registrations with respect to the Warrants or (ii) two Registrations during any 12 consecutive month period with respect to Registrable Securities other than Warrants. The Company shall not be deemed to have effected a Registration unless and until such Registration is declared effective.

          Section 4.  Selection of Underwriters.  The Company will select the
                      -------------------------
investment banker or bankers to administer the offering (other than an S Offering) made in connection with each Underwritten Registration; provided, that
                                                                  --------
such investment banker or bankers shall be reasonably satisfactory to S. S will select the investment banker or bankers to administer any underwritten S Offering made in connection with a Registration; provided, that such investment
                                                 --------
banker or bankers shall be reasonably satisfactory to the Company.

          Section 5.  Registration Statements.  Subject to the Company's right,
                      -----------------------
to the extent applicable pursuant to the Redemption Agreement, to purchase all of the Registrable Securities requested to be registered (the "Company Repurchase Right"), the Company agrees to file as soon as reasonably practicable after a request for a Registration, but in no event later than the later of (x) sixty days after such request for a Registration and (y) in the event the Company exercises its privilege to delay the filing of a registration statement pursuant to Section 6 hereof, the end of the period during which the Company delays such filing, a registration statement on any appropriate form with respect to all of the Registrable Securities requested to be included in such Registration. Subject to Section 6 hereof, the Company agrees to use its reasonable best efforts to have the Registration declared effective as soon as practicable after such filing and to keep the Registration continuously effective (i) in the case of a Registration other than a Shelf Registration, until the ninetieth day following the date on which such Registration is declared effective; (ii) in the case of a Shelf Registration described in
Section 2(d)(i), for so long as the Non-S Warrants to which such Shelf Registration relates are exercisable; (iii) in the case of a Shelf Registration described in Section 2(d)(ii), April 1, 2000; (iv) in the case of a Shelf Registration described in Section 2(d)(iii), until the 60th day following the last day on which the Company had the right to deliver a Section 5.4(I) Acceptance Notice with respect to such S Warrants; and (v) in the case of a Shelf Registration described in Section 2(d)(iv), until the earlier of (a) six months after a registration statement with respect to such Shelf Registration is filed and (b) the sale of all S Securities registered in such shelf registration; provided, that the period in clause (v) shall be extended in
              --------
respect of any Registrable Securities issuable upon exercise, exchange or conversion of the S Securities registered under the Shelf Registration referred to in Section 2(d)(iv) to the date on which a Shelf Registration described in
Section 2(d)(ii) in respect of such Registrable Securities is required to remain effective pursuant to clause (iii) above so long as the Shelf Registration described in Section 2(d)(iv) could, under the rules, regulations and policies of the SEC, be used in lieu of one described in Section 2(d)(ii); provided
                                                                  --------
further, that if for any reason the effectiveness of a Registration is
- -------
suspended, the period

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during which such Registration is required to be kept effective shall be extended by the aggregate number of days of each such suspension; provided,
                                                                  --------
further, that any Registration may be terminated at such time as all of the
- -------
Registrable Securities included therein cease to be Registrable Securities.

          Section 6.  Company's Ability to Postpone. The Company shall have the
                      -----------------------------
right to delay the filing of a registration statement under Section 5 hereof if the Company furnishes S with a certificate signed by the Chief Executive Officer of the Company stating that the Company has commenced registration procedures with respect to, or intends in good faith to effect, a primary offering of Common Stock (or securities convertible into or exchangeable or exercisable for Common Stock). In such event, the Company may delay such filing under Section 5 hereof until the 90th day following the completion of the Company's offering (but not more than 180 days in total). The Company shall also have the right to delay the filing of a registration statement under Section 5 hereof, or the filing of any amendments to any registration statement filed under Section 5 hereof (other than amendments effected by the filing of reports and documents incorporated by reference in such registration statement), and shall not be obligated to request or obtain effectiveness of any registration statement filed under Section 5 hereof, for up to 90 days if the Company furnishes S with a certificate signed by the Chief Executive Officer of the Company stating that he has determined in good faith that effecting the registration at such time is reasonably likely to interfere with a financing (other than a primary offering of Common Stock (or securities convertible into or exchangeable or exercisable for Common Stock)), acquisition, disposition of assets or stock, merger or other transaction.

          Section 7.  Holdback Agreements.  The Company agrees not to effect
                      -------------------
(except pursuant to a registration of securities on Form S-4 or Form S-8, or any successor form) any public sale or distribution of any securities similar to those being registered or issued, as the case may be, or any securities convertible into or exchangeable or exercisable for such securities, during the period from the (i) filing of a registration statement pursuant to Section 5 hereof until 90 days after the date on which such registration statement is first declared

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

effective; (ii) filing of a registration statement by S or any Affiliate of S (other than a shelf registration pursuant to Rule 415 under the Securities Act or any successor rule thereto (an "S Shelf")) in connection with an S Offering, until 90 days after the date on which such registration statement is first declared effective; and (iii) issuance of S Securities in an S Offering pursuant to an S Shelf, until 90 days after such issuance; provided that such issuances
                                                  --------
shall be effected so as to permit the Company during at least two 90 consecutive day periods in any 365 consecutive day period to effect the public sale or distribution of securities similar to those being registered or issued, as the case may be, or securities convertible into or exchangeable or exercisable for such securities.

          Section 8.  Registration Procedures.  Subject to Section 6 hereof and
                      -----------------------
to the Company Repurchase Right, whenever S has requested that any Registrable Securities be registered pursuant to Section 2 of this Agreement, the Company will use its reasonable best efforts to effect the registration of such Registrable Securities in accordance with the intended method of disposition thereof as promptly as practicable and, in connection with any such request, the Company will:

               (a) prepare and file with the SEC a registration statement, on any appropriate form, with respect to such Registrable Securities and use its reasonable best efforts to cause such registration statement to become effective;

               (b) prepare and file with the SEC such amendments and post-effective amendments to the registration statement as may be necessary to keep the registration statement effective for as long as such Registration is required to remain effective pursuant to the terms hereof; cause the prospectus included therein to be supplemented by any required prospectus supplement, and, as so supplemented, to be filed pursuant to Rule 424 under the Securities Act; and use its best efforts to comply with all provisions of the Securities Act, the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder applicable to it with respect to the disposition of all securities covered by such registration statement in accordance with the in-

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tended methods of disposition thereof set forth in such registration statement;

               (c) furnish to S and each underwriter at least one signed copy of the registration statement and any post-effective amendment thereto, and such number of conformed copies thereof and such number of copies of the prospectus included therein (including each preliminary prospectus) and any amendments or supplements thereto, and any documents incorporated by reference therein, as S or any underwriter may request;

               (d) on or prior to the date on which the registration statement is declared effective, use its reasonable best efforts to register or qualify the Registrable Securities covered thereby under such other securities or blue sky laws of such jurisdictions as S or any underwriter reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to permit the disposition in such jurisdictions of such Registrable Securities; provided, that the Company will not be required to (i) qualify
            --------
generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph (d), (ii) subject itself to general taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction;

               (e) notify S and each underwriter, at any time when a prospectus relating to Registrable Securities is required to be delivered by S or such underwriter under the Securities Act, of the happening of any event as a result of which the prospectus included in the registration statement relating to such Registrable Securities contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

               (f) notify S and each underwriter (i) when the registration statement or any post-effective amendment to the registration statement, shall have become effective, or any amendment or supplement to the prospectus shall have been filed, (ii) of the receipt of any comments from the SEC, (iii) of any request of the SEC to amend the registration statement or amend or supplement the prospectus or for additional information and (iv) of any stop order issued or threatened by the SEC in connection with the registration statement and take all reasonable actions required to prevent the entry of any such stop order or to remove it if entered;

               (g) enter into customary agreements (including, if appropriate, an underwriting agreement containing provisions relating to indemnification of, and by, the Company, S and the underwriters) in form customary for the Company and other issuers of similar size and quality or otherwise reasonably acceptable to the Company) and take such other customary actions as S reasonably requests in order to expedite or facilitate the disposition of such Registrable Securities;

               (h) use its reasonable best efforts to obtain a "cold comfort" letter from the Company's independent public accountants in form customary for the Company and other issuers of similar size and quality and covering such matters as are customarily covered by "cold comfort" letters in connection with the registration of securities of the Company and other issuers of similar size and quality;

               (i) use its reasonable best efforts to obtain an opinion or opinions from counsel for the Company in form customary for the Company and other issuers of similar size and quality;

               (j) make available to its security holders, as soon as reasonably practicable, earnings statements (which need not be audited), covering a period of twelve months, beginning within three months after the effective date of the registration statement, which earnings statements shall satisfy the provisions of Section 11(a) of the Securities Act;

               (k) cooperate with S and each underwriter to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing securities to be sold under the registration statement and enable such securities to be in such amounts and registered in such names as S and each underwriter may request;

               (l) make available for inspection by representatives of S, by any underwriter participating in any disposition to be effected pursuant to such registration statement and by any attorney, accountant or other agent retained by S or any underwriter, all pertinent financial and other records, pertinent corporate documents and properties of the Company, and cause all of the Company's officers, directors and employees to supply all information reasonably requested by S, such underwriter, attorney, accountant or agent in connection with the registration statement; provided, however, that (i) all non-public,
                                 --------
confidential or proprietary information disclosed by the Company shall be held by S, the participating underwriters and their respective representatives, agents, employees, accountants and attorneys in confidence and not disclosed to any other party except as required by law and (ii) the Company shall not be required to disclose any information which it is prohibited by law, rule or regulation or agreement from disclosing, or which could in its judgment result in a waiver or loss of any attorney-client privilege to which it may be entitled; and


               (m) if requested by the managing underwriter or agent or S, promptly incorporate in a prospectus supplement or post-effective amendment such information as the managing underwriter or agent or S reasonably requests to be included therein, including, without limitation, with respect to any other terms of the underwritten offering of the Registrable Securities to be sold in such offering; and make all required filings of such prospectus supplement or post-effective amendment as soon as practicable after being notified of the matters incorporated in such prospectus supplement or post-effective amendment.

The Company may require S to furnish to the Company such information regarding the distribution of Registrable Securities and such other information relating to S and the Holders as the Company may from time to time reasonably request in writing.

          S agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 8(e) hereof, S will, and will cause each Holder to, forthwith discontinue disposition of Registrable Securities, if any, held by S or such Holders pursuant to the registration statement covering such Registrable Securities until S's receipt of the copies of the supplemented or amended prospectus contemplated by Section 8(e) hereof and, if so directed by the Company, S will deliver to the Company all copies, other than permanent file copies, of the prospectus covering such Registrable Securities that is current at the time of receipt of such notice. In the event the Company shall give any such notice, the Company shall extend the period during which such registration statement is required to be maintained effective pursuant to this Agreement by the number of days during the period from and including the date of the giving of such notice pursuant to Section 8(e) hereof to and including the date S shall have received the copies of the supplemented or amended prospectus contemplated by Section 8(e) hereof.

          Section 9.  Registration Expenses.  All expenses incident to the
                      ---------------------
Company's performance of or compliance with this Agreement (excluding all underwriting discounts, commissions or fees attributable to the sale of the Registrable Securities, all registration and filing fees, all fees and expenses of counsel, accountants and consultants for S and the Holders, and all fees and expenses associated with filings required to be made with the NASD (including, if applicable, the fees and expenses of any "qualified independent underwriter" as such term is defined in Schedule E to the By-laws of the NASD, and of its counsel)), including expenses of compliance with securities or blue sky laws (including fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities), printing expenses (including expenses of printing certificates for the Registrable Securities in a form eligible for deposit with the Depositary Trust Company and of printing prospectuses), messenger and delivery expenses, and the fees and expenses of counsel for the Company and its independent certified public accountants (including the expenses of any special audit or "cold comfort" letters required by or incident to such performance) will be borne by the Company.

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          Section 10.  Indemnification; Contribution
                       -----------------------------

               (a) The Company agrees to indemnify S and the Holders of Registrable Securities included in a registration statement effected pursuant to this Agreement (other than any registration statement covering S Securities offered in an S Offering) and each person who controls S or such Holders (within the meaning of the Securities Act) and each of their respective directors, officers, employees, agents, affiliates and general and limited partners (including any director, officer, affiliate, employee, agent and controlling person thereof) against any and all losses, claims, damages and liabilities, joint or several, and expenses to which S, such Holder, any such director, officer, employee, agent, affiliate or general or limited partner or any such controlling person may become subject under the Securities Act, common law or otherwise, insofar as such losses, claims, damages and liabilities (or actions or proceedings in respect thereof, whether or not such indemnified party is a party thereto) arise out of or are based upon any untrue or alleged untrue statement of a material fact contained in any such registration statement or any prospectus or preliminary prospectus included therein, or any amendment or supplement thereto or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of a prospectus or preliminary prospectus, in light of the circumstances under which they are made), except to the extent that such untrue or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with information furnished in writing by S, any Affiliate of S or any Holder or any such controlling person to the Company specifically for inclusion therein.

               (b) S agrees to indemnify the Company and each person who controls the Company (within the meaning of the Securities Act) and each of their respective directors, officers, employees, agents, affiliates and general and limited partners (including any director, officer, affiliate, employee, agent and controlling person thereof) against any and all losses, claims, damages and liabilities, joint or several, and expenses to which the Company or any such director, officer, employee, agent, affiliate or general or limited partner or any such controlling person may become subject under the Securities Act, common law or otherwise, insofar as such losses, claims, damages and liabilities (or actions or proceedings in respect thereof, whether or not such indemnified party is a party thereto) arise out of or are based upon any untrue or alleged untrue statement of a material fact contained in any registration statement covering S Securities offered in an S Offering or any prospectus or preliminary prospectus included therein, or any amendment or supplement thereto or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of a prospectus or preliminary prospectus, in light of the circumstances under which they are made), except to the extent that such untrue or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with information furnished in writing by the Company or any such controlling person to S or any such Affiliate specifically for inclusion therein.

               (c) S and the Holders of Registrable Securities covered by a registration statement effected pursuant to this Agreement (other than any registration statement covering S Securities offered in an S Offering) jointly and severally agree to indemnify the Company and each person who controls the Company (within the meaning of the Securities Act) and each of their respective directors, officers, employees, agents, affiliates and general and limited partners (including any director, officer, employee, agent, affiliate and controlling person thereof) against any and all losses, claims, damages and liabilities, joint or several, and expenses to which the Company or any such director, officer, employee, agent, affiliate or general or limited partner or any such controlling person may become subject under the Securities Act, common law or otherwise, insofar as such losses, claims, damages and liabilities (or actions or proceedings in respect thereof, whether or not such indemnified party is a party thereto) arise out of or are based upon any untrue or alleged untrue statement of a material fact contained in any such registration statement or any prospectus or preliminary prospectus included therein, or any amendment or supplement thereto or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of a prospectus or preliminary prospectus, in light of the circumstances under which they are made), to the extent that such untrue or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with information furnished in writing by S, any Holder or any person controlling S to the Company specifically for inclusion therein.

               (d) The Company agrees to indemnify S or any Affiliate of S and each person who controls S or such Affiliate (within the meaning of the Securities Act), and each of their respective directors, officers, employees, agents and general and limited partners (including any director, officer, affiliate, employee, agent and controlling person thereof) against any and all losses, claims, damages and liabilities, joint or several, and expenses to which S may become subject under the Securities Act, common law or otherwise, insofar as such losses, claims, damages and liabilities (or actions or proceedings in respect thereof, whether or not such indemnified party is a party thereto) arise out of or are based upon any untrue or alleged untrue statement of a material fact contained in any registration statement covering S Securities offered in an S Offering or any prospectus or preliminary prospectus included therein, or any amendment or supplement thereto or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of a prospectus or preliminary prospectus, in light of the circumstances under which they are made), to the extent that such untrue or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with information furnished in writing by the Company to S or such Affiliate specifically for inclusion therein.

               (e) Any person entitled to indemnification hereunder agrees to give prompt written notice to the indemnifying party after the receipt by such person of any written notice of the commencement of any action, suit or proceeding with respect to which a claim for indemnification may be made pursuant to this Agreement; provided, that the failure to give, or any delay in
                            --------
giving, such notice shall not relieve the indemnifying party of its obligations hereunder except to the extent that the indemnifying party is prejudiced by such failure or delay. Unless in the reasonable judgment of such indemnified party a conflict of interest may exist between such indemnified party and the indemnifying party with respect to such action, suit or proceeding, the indemnified party shall permit the indemnifying party to assume the defense of such action, suit or proceeding with counsel reasonably satisfactory to such indemnified party. If the indemnifying party is not entitled to, or elects not to, assume the defense thereof, then the indemnified party shall have the right to undertake such defense; provided, that the
                                                      --------
indemnifying party will not be obligated to pay the fees and expenses of more
than one counsel to the indemnified party with respect to such defense.   No
indemnifying party will consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to the indemnified party of a release from all liability. The indemnifying party will not be subject to any liability for any settlement made without its consent, which consent shall not be unreasonably withheld.

               (f) If the indemnification provided for in this Section 10 is unavailable to, or insufficient to hold harmless, an indemnified party hereunder in respect of any losses, claims, damages or liabilities referred to herein by reason other than those set forth in the exceptions and provisos in Section 10(a) and (b) hereof, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect the relative benefits received by, and the relative fault of, the indemnifying party and indemnified party in connection with the actions or inactions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the indemnifying party on the one hand and the indemnified party on the other hand shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 10(f) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above. The amount paid or payable by the indemnified party as a result of the losses, claims, damages or liabilities referred to above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigations, preparing to defend or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          Section 11.  Spinoff Distributions.  In the event that the Company
                       ---------------------
issues Spinoff Warrants, then, effective as of the date of such Spinoff Distribution, without any action on the part of the Company, the Spinoff Company or S, there shall be deemed to exist between S and the Spinoff Company a binding agreement (the "Spinoff Registration Rights Agreement") substantially identical to this Agreement; provided that, for purposes of the Spinoff Registration
                   --------
Rights Agreement, (i) references to the Company shall mean the Spinoff Company;
(ii) references to the Common Stock, the Warrants and the Warrant Agreement shall mean the common stock of the Spinoff Company, the Spinoff Warrants and the warrant agreement pursuant to which the Spinoff Warrants are issued, respectively, and references to the Redemption Agreement shall mean the Spinoff Agreement deemed to exist between S and the Spinoff Company pursuant to Section
5.9 of the Redemption Agreement; and (iii) references to "the date hereof" and "the date of this Agreement" shall mean the date of the Spinoff Distribution. Capitalized terms used but not defined in this Section 11 shall have the meanings assigned to such terms in the Warrant Agreement. Prior to any such Spinoff Distribution, S shall, and the Company shall cause such Spinoff Company to, enter into an agreement memorializing such Spinoff Registration Rights Agreement.

          Section 12.  Termination by the Company.  The Company may terminate
                       --------------------------
this Agreement at any time by giving written notice of such termination to S; provided, that simultaneously with such notice of termination, the
- --------

Company irrevocably waives all restrictions on the transfer of Registrable Securities contained in the Redemption Agreement; provided, further, that the
                                                  --------  -------
aggregate fair market value of the Registrable Securities (including Common Stock issuable upon exercise of Warrants) held by S and the Holders (determined in a manner consistent with Section 2 hereof and, with respect to Registrable Securities for which market data is available, during the 20 consecutive trading days immediately preceding delivery of notice of termination) is less than $100 million. Notwithstanding the termination of this Agreement, (i) no existing Shelf Registration shall be terminated prior to the time provided for in Section 5 hereof and (ii) the provisions of Section 10 with respect to misstatements and omissions (actual or alleged) occurring prior to such termination shall survive such termination.

          Section 13.  Specific Performance.  The parties hereto agree that
                       --------------------
irreparable damage would occur in the event any provision of this Agreement was not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or in equity.

          Section 14.  Assignment.  This Agreement shall be binding upon and
                       ----------
inure to the benefit of the parties hereto and their successors by operation of law, but may not otherwise be assigned by any party hereto without the prior written consent of the other parties hereto; provided, that without the consent
                                             --------
of the Company, S or any Holder may assign its rights hereunder to any wholly owned subsidiary of S if S or any Holder shall have effected a Disposition of Registrable Securities to such subsidiary in compliance with Section 5.3 of the Redemption Agreement provided, further, that without the consent of the Company,
                     --------
S and Subsidiary may assign to any holders of Non-S Warrants their rights hereunder to request a Shelf Registration pursuant to Section 2(d)(i) hereof.

          Section 15.  Validity.  If any provision of this Agreement, or the
                       --------
application thereof to any person or circumstance is held invalid or unenforceable, the remainder of this Agreement, and the application of such provision to other persons or circumstances, shall not be affected thereby, and to such end, the provisions of this Agreement are agreed to be severable.

          Section 16.  Notices.  All notices and other communications under this
                       -------
Agreement shall be in writing and shall be given in the manner set forth in the Redemption Agreement.

          Section 17.  Governing Law.  This Agreement shall be governed by and
                       -------------
construed in accordance with the laws of the State of Delaware, without regard to the principles of conflicts of law thereof.

          Section 18.  Descriptive Headings.  The descriptive headings herein
                       --------------------
are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

          Section 19.  Parties in Interest.  This Agreement shall be binding
                       -------------------
upon and inure solely to the benefit of each party hereto and its successors and permitted assigns, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other person any rights, benefits or remedies of any nature whatsoever under or by reason of this Agreement.

          Section 20.  Counterparts.  This Agreement may be executed in two or
                       ------------
more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

          IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed on its behalf by its representatives thereunto duly authorized, all as of the day and year first above written.

                                       E.I. du Pont de Nemours and Company


                                               By /s/ Edgar S. Woolard, Jr.
                                                 -------------------------
                                               Name: Edgar S. Woolard, Jr.
                                               Title:Chairman of the Board and
                                                      Chief Executive officer


                                               The Seagram Company Ltd.


                                               By /s/ Edgar Bronfman, Jr.
                                                  -----------------------
                                               Name: Edgar Bronfman, Jr.
                                               Title President and Chief
                                                      Executive Officer


                                               JES Developments, Inc.


                                               By /s/ Daniel R. Paladino
                                                  ----------------------
                                               Name:  Daniel R. Paladino
                                               Title: Vice President




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